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                                                                   EXHIBIT 10.13











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                           RECEIVABLES SALE AGREEMENT

                            DATED AS OF JULY 1, 1999

                                     BETWEEN

            INTERIM SERVICES INC. AND EACH OF ITS DIRECT AND INDIRECT
                 WHOLLY-OWNED SUBSIDIARIES WHO FROM TIME TO TIME
                      HEREAFTER BECOMES A SELLER HEREUNDER,
                                 AS THE SELLERS,
                                       AND
                       INTERIM SERVICES RECEIVABLES CORP.,
                                  AS THE BUYER




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                                TABLE OF CONTENTS

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                                                                                                                PAGE
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ARTICLE I. AMOUNTS AND TERMS OF THE PURCHASES.....................................................................2

   1.1. PURCHASES OF RECEIVABLES..................................................................................2

   1.2. PAYMENT FOR THE PURCHASES.................................................................................3

   1.3. PURCHASE PRICE CREDIT ADJUSTMENTS.........................................................................4

   1.4. PAYMENTS AND COMPUTATIONS, ETC............................................................................5

   1.5. TRANSFER OF RECORDS.......................................................................................5

   1.6. CHARACTERIZATION; GRANTING CLAUSE.........................................................................6

ARTICLE II. REPRESENTATIONS AND WARRANTIES........................................................................6

   2.1. REPRESENTATIONS OF THE SELLERS............................................................................6
      (a) DUE INCORPORATION AND GOOD STANDING.....................................................................6
      (b) DUE QUALIFICATION.......................................................................................6
      (c) POWER AND AUTHORITY; DUE AUTHORIZATION..................................................................7
      (d) BINDING OBLIGATIONS.....................................................................................7
      (e) NONCONTRAVENTION........................................................................................7
      (f) NO PROCEEDINGS..........................................................................................7
      (g) BULK SALES ACT..........................................................................................7
      (h) GOVERNMENT APPROVALS....................................................................................8
      (i) FINANCIAL CONDITION.....................................................................................8
      (j) NATURE OF RECEIVABLES...................................................................................8
      (k) MARGIN REGULATIONS......................................................................................8
      (l) QUALITY OF TITLE........................................................................................8
      (m) ACCURACY OF INFORMATION.................................................................................8
      (n) OFFICES.................................................................................................9
      (o) TRADE NAMES.............................................................................................9
      (p) ELIGIBLE RECEIVABLES....................................................................................9
      (q) TAXES...................................................................................................9
      (r) RELIANCE ON SEPARATE LEGAL IDENTITY.....................................................................9
      (s) YEAR 2000 READINESS.....................................................................................9
      (t) PAYMENTS TO THE APPLICABLE SELLER......................................................................10
      (u) CREDIT AND COLLECTION POLICY...........................................................................10
      (v) NOT AN INVESTMENT COMPANY..............................................................................10

ARTICLE III. CONDITIONS OF PURCHASES.............................................................................10

   3.1. CONDITIONS PRECEDENT TO INITIAL PURCHASE.................................................................10

   3.2. CONDITIONS PRECEDENT TO ALL PURCHASES....................................................................11

   3.3. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES..........................................................12

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
ARTICLE IV. COVENANTS............................................................................................12

   4.1. AFFIRMATIVE COVENANTS OF THE SELLERS.....................................................................12
      (a) COMPLIANCE WITH LAWS, ETC..............................................................................12
      (b) PRESERVATION OF CORPORATE EXISTENCE....................................................................12
      (c) RECEIVABLES REVIEW.....................................................................................12
      (d) KEEPING OF RECORDS AND BOOKS OF ACCOUNT................................................................13
      (e) PERFORMANCE AND COMPLIANCE WITH RECEIVABLES AND CONTRACTS..............................................13
      (f) LOCATION OF RECORDS....................................................................................13
      (g) CREDIT AND COLLECTION POLICIES.........................................................................13
      (h) SEPARATE CORPORATE EXISTENCE OF THE BUYER..............................................................14

   4.2. REPORTING REQUIREMENTS...................................................................................14
      (a) PROCEEDINGS............................................................................................14
      (b) CREDIT AND COLLECTION POLICY...........................................................................14
      (c) OTHER..................................................................................................14

   4.3. NEGATIVE COVENANTS.......................................................................................14
      (a) SALES, LIENS, ETC......................................................................................14
      (b) CHANGE IN CREDIT AND COLLECTION POLICY.................................................................14
      (c) RECEIVABLES NOT TO BE EVIDENCED BY PROMISSORY NOTES....................................................15
      (d) NAME CHANGE, OFFICES AND RECORDS.......................................................................15
      (e) ACCOUNTING FOR PURCHASES...............................................................................15
      (f) MERGERS AND CONSOLIDATIONS.............................................................................15

ARTICLE V. JOINDER OF ADDITIONAL SELLERS.........................................................................16

   5.1. ADDITION OF NEW SELLERS..................................................................................16

   5.2. DOCUMENTATION............................................................................................16

ARTICLE VI. ADDITIONAL RIGHTS AND OBLIGATIONS IN RESPECT OF THE RECEIVABLES......................................16

   6.1. RIGHTS OF THE BUYER......................................................................................16

   6.2. RESPONSIBILITIES OF THE SELLERS..........................................................................17
      (a) COLLECTION PROCEDURES..................................................................................17
      (b) PERFORMANCE UNDER CONTRACT.............................................................................17
      (c) POWER OF ATTORNEY......................................................................................17

   6.3. FURTHER ACTION EVIDENCING PURCHASES......................................................................17

   6.4. APPLICATION OF COLLECTIONS...............................................................................18

ARTICLE VII. INDEMNIFICATION.....................................................................................18

   7.1. INDEMNITIES BY THE SELLERS...............................................................................18
      (a) GENERAL INDEMNITY......................................................................................18

   7.2. CONTRIBUTION.............................................................................................20


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
ARTICLE VIII. MISCELLANEOUS......................................................................................20

   8.1. WAIVERS AND AMENDMENTS...................................................................................20

   8.2. NOTICES, ETC.............................................................................................21

   8.3. NO WAIVER; CUMULATIVE REMEDIES...........................................................................21

   8.4. BINDING EFFECT; ASSIGNABILITY............................................................................21

   8.5. GOVERNING LAW............................................................................................21

   8.6. COSTS, EXPENSES AND TAXES................................................................................22

   8.7. SUBMISSION TO JURISDICTION...............................................................................22

   8.8. WAIVER OF JURY TRIAL.....................................................................................22

   8.9. CAPTIONS AND CROSS REFERENCES; INCORPORATION BY REFERENCE................................................23

   8.10. EXECUTION IN COUNTERPARTS...............................................................................23

   8.11. ACKNOWLEDGMENT AND AGREEMENT............................................................................23

   8.12. NO PROCEEDINGS..........................................................................................23


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                           RECEIVABLES SALE AGREEMENT

                  THIS RECEIVABLES SALE AGREEMENT (as amended, supplemented, restated or otherwise modified from time to time, this "AGREEMENT"), dated as of July 1, 1999, is entered into by and between:

                  (1) Interim Services Inc., a Delaware corporation (the
         "PARENT"), Interim Services Atlantic LLC, a Delaware limited liability company ("INTERIM-ATLANTIC"), Interim Services Pacific LLC, a Delaware limited liability company ("INTERIM-PACIFIC"), Interim Assessment
         Services Inc. (f/k/a HR Easy Inc.), a North Carolina corporation
         ("INTERIM ASSESSMENT"), Saratoga Institute Inc., a California corporation ("SARATOGA"), Michael Page International Inc., a Delaware corporation ("MICHAEL PAGE"), and each of the other direct or indirect, wholly-owned subsidiaries of the Parent who hereafter becomes a party hereto by executing a joinder agreement in the form of Exhibit E hereto
         (each, a "JOINDER AGREEMENT"), as sellers, and

                  (2) Interim Services Receivables Corp., a Delaware corporation, as purchaser (the "BUYER").

UNLESS OTHERWISE INDICATED, CAPITALIZED TERMS USED IN THIS AGREEMENT ARE DEFINED
IN ANNEX A HERETO OR IN THE CREDIT AND SECURITY AGREEMENT REFERENCED THEREIN.

                              W I T N E S S E T H :

                  WHEREAS, the Parent owns, directly or indirectly all of the issued and outstanding Equity Interests of each of the other Sellers;

                  WHEREAS, the Buyer is a limited purpose corporation, all of the issued and outstanding shares of capital stock of which are owned by the Parent; and

                  WHEREAS, the Sellers desire to sell Receivables and Related
         Rights owned from time to time by the Sellers to the Buyer, and the Buyer is willing, on the terms and subject to the conditions set forth herein, to purchase Receivables and Related Rights from the Sellers.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:



                                   ARTICLE I.
                       AMOUNTS AND TERMS OF THE PURCHASES

Section 1.1       Purchases of Receivables.

                  (a) Effective on the Applicable Closing Date for each Seller, in consideration for the Purchase Price and upon the terms and subject to the conditions set forth herein, each Seller does hereby sell, assign, transfer, set-over and otherwise convey to the Buyer, without recourse (except to the extent expressly provided herein), and the Buyer does hereby purchase from such Seller, all of such Seller's right, title and interest in and to such Seller's Initial Receivables and all Related Rights with respect thereto.

                  (b) Effective on each Business Day after each Seller's Applicable Closing Date and prior to its Sale Termination Date, in consideration for the Purchase Price and upon the terms and subject to the conditions set forth herein, such Seller does hereby sell, assign, transfer, set-over and otherwise convey to the Buyer, without recourse (except to the extent expressly provided herein), and the Buyer does hereby purchase from such Seller, all of such Seller's right, title and interest in and to such Seller's Additional Receivables and all Related Rights with respect thereto.

                  (c) It is the intention of the parties hereto that each sale of Receivables and Related Rights made hereunder shall constitute a "sale of accounts" (as such term is used in Article 9 of the UCC) or an outright sale of General Intangibles, which sales are absolute and irrevocable and provide the Buyer with the full benefits of ownership of the Receivables and the associated Related Rights. Except for the Purchase Price Credits owed pursuant to Section 1.3, each sale of Receivables hereunder is made without recourse to the applicable Seller; provided, however, that (i) each Seller shall be liable to the Buyer for all representations, warranties and covenants made by such Seller pursuant to the terms of the Transaction Documents to which such Seller is a party, and (ii) such sale does not constitute and is not intended to result in an assumption by the Buyer or any assignee thereof of any obligation of such Seller or any other Person arising in connection with the Receivables, the related Invoices or Contracts and/or other Related Rights or any other obligations of such Seller. In view of the intention of the parties hereto that the purchases of Receivables made hereunder shall constitute sales of such Receivables rather than loans secured thereby, each Seller agrees that it will, on or prior to its Applicable Closing Date, mark its master data processing records relating to its Receivables with the legend required by SECTION 3.1(i) hereof. Upon the request of the Buyer or the Collateral Agent, each Seller will execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate to perfect and maintain the perfection of the Buyer's ownership interest in the Receivables and the Related Rights or as the Buyer or the Collateral Agent may reasonably request.



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


Section 1.2       Payment for the Purchases.

                  (a) The Purchase Price for the purchase of Initial Receivables and Related Rights from any Seller shall be payable in full by the Buyer to such Seller on the Applicable Closing Date, and shall be paid to such Seller in the following manner:

                           (i) by delivery of immediately available funds, to
                  the extent of funds made available to the Buyer from its borrowings under the Credit and Security Agreement, Subordinated Loans made by the Parent in its sole discretion or other cash on hand; and

                           (ii) the balance, by delivery of the proceeds of a
                  Subordinated Loan from the applicable Seller to the Buyer in a principal amount not to exceed the least of (A) the remaining unpaid portion of such Purchase Price, and (B) the maximum Subordinated Loan that could be borrowed without rendering the Buyer's net worth less than the amount required by Section 7.03(g) of the Credit and Security Agreement.

The Purchase Price for each purchase of Additional Receivables and Related Rights shall be due and owing in full by the Buyer to the applicable Seller on the date of such purchase (except that the Buyer may, with respect to any such purchase, offset against such Purchase Price any amounts owed by such Seller to the Buyer hereunder and which have become due but remain unpaid) and shall be paid to such Seller in the manner provided in the following paragraphs (b), (c) and (d).

                  (b) With respect to any purchase of Additional Receivables and Related Rights from any Seller, the Buyer shall pay the Purchase Price therefor on the next subsequent Settlement Date in accordance with
         SECTION 1.2(d) and in the following manner:

                  FIRST, by delivery of immediately available funds, to the extent of Available Funds; and

                  SECOND, by delivery of the proceeds of a Subordinated Loan, PROVIDED that the making of any such Subordinated Loan shall be subject to the provisions set forth in SECTION 1.2(a)(ii).

Subject to the limitations set forth in SECTION 1.2(a)(ii), each of the Sellers irrevocably agrees to advance each Subordinated Loan requested by the Buyer on or prior to such Seller's Sale Termination Date. The Subordinated Loans owing to each Seller shall be evidenced by, and shall be payable in accordance with the terms and provisions of its Subordinated Note and shall be payable solely from Available Funds. Each Seller is hereby authorized by the Buyer to endorse on the schedule attached to its Subordinated Note an appropriate notation evidencing the date and amount of each Subordinated Loan thereunder, as well as the date of each payment with respect thereto, PROVIDED that the failure to make such notation shall not affect any obligation of the Buyer thereunder.




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                  (c) On each Reporting Date after the Applicable Closing Date, each Seller shall (or shall require the Servicer to) deliver to the Buyer and the Agents a report in substantially the form of Exhibit A hereto (each such report being herein called a "PURCHASE REPORT") with respect to the Receivables sold by such Seller to the Buyer during the Settlement Period then most recently ended. Each such Purchase Report shall list the applicable Seller separately and shall specify, as applicable: (i) the Initial Receivables and/or Additional Receivables sold by such Seller during the Settlement Period then most recently ended, and (ii) the amount of the Receivables described in the foregoing clause (i) that were Eligible Receivables on the date they were acquired by the Buyer.

                  (d) Although the Purchase Price for each purchase of Additional Receivables and Related Rights shall be due and payable in full by the Buyer to the applicable Seller on the date of such purchase, settlement of the Purchase Price between the Buyer and such Seller shall be effected on a monthly basis on Settlement Dates with respect to all purchases within the same Settlement Period and based on the information contained in the Purchase Report delivered for such Settlement Period pursuant to SECTION 1.2(c). Although cash settlements shall be effected on Settlement Dates, increases or decreases in the Subordinated Loans shall be deemed to have occurred and shall be effective as of the last Business Day of the Settlement Period to which such settlement relates.

         Section 1.3 Purchase Price Credit Adjustments. If on any day:

                  (a) the Unpaid Balance of any Receivable is reduced as a result of any rejected services, any cash discount, or any other adjustment by the applicable Seller or any Affiliate thereof, or as a result of any tariff or other governmental or regulatory action, or

                  (b) the Unpaid Balance of any Receivable is reduced or canceled as a result of a setoff in respect of any claim by the Obligor thereof (whether such claim arises out of the same or a related or an unrelated transaction), or

                  (c) the Unpaid Balance of any Receivable is reduced on account of the obligation of the applicable Seller Party or any Affiliate thereof to pay to the related Obligor any rebate or refund, or

                  (d) the Unpaid Balance of any Receivable is less than the amount included in the Purchase Report including such Receivable (for any reason other than such Receivable becoming a Defaulted Receivable), or

                  (e) any of the representations or warranties of the applicable Seller set forth in Section 2.1(j), (l) or (p) was not true when made with respect to any Receivable sold by it to the Buyer, or any of the representations or warranties of the applicable Seller set forth in
         Section 2.1(l) is no longer true with respect to any Receivable sold by it,

then, in such event, the Buyer shall be entitled to a credit (each, a "PURCHASE PRICE CREDIT") against the Purchase Price otherwise payable hereunder equal to
(i) the amount of such reduction,



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cancellation or overstatement, in the case of the preceding clauses (a), (b),
(c) and (d), and (ii) in the full amount of the Unpaid Balance of such Receivable in the case of the preceding clause (e). If such Purchase Price Credit exceeds the original Unpaid Balance of the Receivables to be sold by the applicable Seller on the date of a purchase, then the applicable Seller shall pay the remaining amount of such Purchase Price Credit in cash not later than the next Settlement Date PROVIDED that if such Seller's Sale Termination Date has not occurred, such Seller shall be allowed to deduct the remaining amount of such Purchase Price Credit from any Indebtedness owed to it under its Subordinated Note.

         Section 1.4 PAYMENTS AND COMPUTATIONS, ETC. All amounts to be paid or deposited by the Buyer hereunder shall be paid or deposited in accordance with the terms hereof on the day when due in immediately available funds to the account of the applicable Seller designated from time to time by such Seller or as otherwise directed by such Seller. In the event that any payment owed by any Person hereunder becomes due on a day that is not a Business Day, then such payment shall be made on the next succeeding Business Day. If any Person fails to pay any amount hereunder when due, such Person agrees to pay, on demand, interest on the past due amount at the Default Rate until paid in full; PROVIDED, HOWEVER, that such interest shall not at any time exceed the maximum rate permitted by applicable law. All computations of interest payable hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

         Section 1.5 TRANSFER OF RECORDS.

                  (a) In connection with the purchases of Receivables hereunder, each Seller hereby sells, transfers, assigns and otherwise conveys to the Buyer all of such Seller's right and title to and interest in the Records relating to all Receivables sold hereunder, without the need for any further documentation in connection with any purchase. In connection with such transfer, each Seller hereby grants to each of the Buyer, the Collateral Agent and the Servicer an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all software used by such Seller to account for its Receivables, to the extent necessary to administer such Receivables, whether such software is owned by such Seller or is owned by others and used by such Seller under license agreements with respect thereto, PROVIDED that should the consent of any licensor of such Seller to such grant of the license described herein be required, such Seller hereby agrees that upon the request of the Buyer, the Servicer or the Collateral Agent, such Seller will use its reasonable efforts to obtain the consent of such third-party licensor. The license granted hereby shall be irrevocable, and shall terminate on the date this Agreement terminates in accordance with its terms.

                  (b) Each Seller (i) shall take such action requested by the Buyer and/or the Collateral Agent, from time to time hereafter, that may be necessary or appropriate to ensure that the Buyer has an enforceable ownership interest in the Records relating to the Receivables purchased from such Seller hereunder, and (ii) shall use its reasonable efforts to ensure that the Buyer and the Servicer each has an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for the Receivables and/or to recreate such Records.





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         Section 1.6 CHARACTERIZATION; GRANTING CLAUSE. If, notwithstanding the intention of the parties expressed in SECTION 1.1(b), any sale by any of the Sellers to the Buyer of Receivables hereunder shall be characterized as a secured loan and not a sale, then this Agreement shall be deemed to constitute a security agreement under the UCC and other applicable law. For this purpose and without being in derogation of the parties' intention that each sale of Receivables hereunder shall constitute a true sale thereof, each of the Sellers hereby grants to the Buyer a duly perfected security interest in all of such Seller's right, title and interest in, to and under all of such Seller's Receivables now existing and hereafter arising, and all Related Rights with respect thereto, each Lock-Box Account, and all proceeds of the foregoing, which security interest shall be prior to all other Liens thereto. After the occurrence of a Seller's Sale Termination Event, the Buyer and its assigns shall have as against the applicable Seller, in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies provided to a secured creditor after default under the UCC and other applicable law, which rights and remedies shall be cumulative.

                                  ARTICLE II.
                         REPRESENTATIONS AND WARRANTIES

         Section 2.1 REPRESENTATIONS OF THE SELLERS. In order to induce the Buyer to enter into this Agreement and to make purchases hereunder, each Seller hereby makes the following representations and warranties as to itself:

                  (a) DUE INCORPORATION AND GOOD STANDING. Such Seller is a corporation, partnership or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation.

                  (b) DUE QUALIFICATION. Such Seller is duly qualified to do business as a foreign corporation, partnership or limited liability company, as the case may be, in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification, licenses or approvals, except where the failure to be so qualified or have such licenses or approvals would not have a Seller Material Adverse Effect.

                  (c) POWER AND AUTHORITY; DUE AUTHORIZATION. Such Seller (i) has all necessary power, authority and legal right (A) to execute and deliver this Agreement and the other Transaction Documents to which it is a party, (B) to carry out the terms of this Agreement and each of the other Transaction Documents to which it is a party, (C) to service or sub-service the Receivables and the Related Rights in accordance with this Agreement and the Credit and Security Agreement, and (D) to sell and assign the Receivables and Related Rights to be sold and assigned by it to the Buyer hereunder on the terms and conditions herein provided, and (ii) has duly authorized by all necessary company action the execution, delivery and performance of this Agreement and each of the other Transaction Documents to which it is a party.

                  (d) BINDING OBLIGATIONS. This Agreement and each other Transaction Document to which such Seller is a party in any capacity constitutes, a legal, valid and






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

         binding obligation of such Seller, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability).

                  (e) NONCONTRAVENTION. The execution, delivery and performance by such Seller of this Agreement and each other Transaction Document to which it is party do not and will not: (i) contravene the terms of any of its Governing Documents; (ii) conflict with or result in a material breach or contravention of, or the creation of any Lien under, any document evidencing any material Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or (iii) violate any Requirement of Law.

                  (f) NO PROCEEDINGS. There are no actions, suits, labor controversies, proceedings, claims or disputes pending, or to the best knowledge of such Seller, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against such Seller or any of its properties which: (i) purport to affect or pertain to this Agreement or any other Transaction Document to which such Seller is a party, or any of the transactions contemplated hereby or thereby; or (ii) if determined adversely to such Seller, would reasonably be expected to have a Seller Material Adverse Effect. No injunction, writ, temporary restraining order or order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Transaction Document to which such Seller is a party, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided. Such Seller is generally subject to suit and neither it nor any of its properties or revenues enjoys any right of immunity from judicial proceedings.

                  (g) BULK SALES ACT. No transaction contemplated hereby requires compliance with any bulk sales act or similar law.

                  (h) GOVERNMENT APPROVALS. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Seller of this Agreement or any other Transaction Document to which such Seller is party, EXCEPT for the filing of UCC financing statements naming such Seller, as debtor or seller, the Buyer, as secured party or purchaser, and the Collateral Agent, as assignee, all of which filings have been made and remain in full force and effect as of the date of each sale of Receivables and Related Rights by such Seller hereunder.

                  (i) FINANCIAL CONDITION. On the date of each sale by such Seller of a Receivable hereunder (both before and after giving effect to such sale), such Seller is solvent.

                  (j) NATURE OF RECEIVABLES. Each Receivable conveyed by such Seller constitutes an "Account" or a "General Intangible."




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                  (k) MARGIN REGULATIONS. The use of all funds obtained by such
         Seller under this Agreement or any other Transaction Document to which it is a party will not conflict with or contravene any of Regulations T, U and X promulgated by the Board of Governors of the Federal Reserve System from time to time.

                  (l) QUALITY OF TITLE. Each Receivable (together with the Related Rights with respect thereto) which is to be sold to the Buyer by such Seller hereunder is or shall be, immediately prior to such sale, owned by such Seller, free and clear of any Lien. Whenever the Buyer makes a purchase of a Receivable hereunder, it shall have acquired a valid and perfected ownership interest free and clear of any Lien (other than any Lien arising as the result of the Transaction Documents or any action taken by the Buyer) in such Receivable and the Related Rights with respect thereto. No financing statement or other instrument similar in effect covering any Receivable or any Related Right of such Seller is on file in any recording office except such as may be filed (1) in favor of such Seller in accordance with the related Contracts, (2) in favor of the Buyer in accordance with this Agreement or (3) in favor of the Collateral Agent in accordance with the Credit and Security Agreement.

                  (m) ACCURACY OF INFORMATION. No information, exhibit, financial statement, document, book, record or report furnished or to be furnished, in each case in writing, by or on behalf of such Seller to the Buyer, the Lenders or the Agents pursuant to any Transaction Document or any transaction contemplated hereby or thereby was or will be inaccurate in any material respect as of the date it was or will be dated or (except as otherwise disclosed to the Buyer, the Lenders and the Agents at such time) as of the date so furnished, or contained or (in the case of information or other materials to be furnished in the future) will contain any material misstatement of fact or omitted or (in the case of information or other materials to be furnished in the future) will omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading in light of the circumstances made or presented.

                  (n) OFFICES. Such Seller's federal taxpayer identification number, principal place of business and chief executive office is located at the address set forth in Exhibit C to this Agreement or its Joinder Agreement, as applicable, and the offices where such Seller keeps all its books, records and documents evidencing the Receivables, the related Contracts and all purchase orders and other agreements related to such Receivables are located at the address specified in such Exhibit C or its Joinder Agreement (or at such other locations, notified to the Buyer and the Collateral Agent in accordance with this Agreement, in jurisdictions where all action necessary to perfect the Buyer's ownership interest in such Receivables and the Related Rights with respect thereto has been taken and completed).

                  (o) TRADE NAMES. Except as disclosed on Schedule 2.1(o) to this Agreement, as the same may be amended from time to time, or to its Joinder Agreement, if applicable, such Seller does not use in respect of the Receivables any trade name other than its actual corporate, partnership or limited liability company name.

                  (p) ELIGIBLE RECEIVABLES. Each of such Seller's Receivables that was reflected as an Eligible Receivable in the applicable Purchase Report was an Eligible Receivable on the date such Receivable was sold to the Buyer.

                  (q) TAXES. Such Seller has filed all material tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with generally accepted accounting principles shall have been set aside on its books.

                  (r) RELIANCE ON SEPARATE LEGAL IDENTITY. Such Seller is aware that the Lenders, the Liquidity Banks and the Agents are entering into the Transaction Documents in reliance upon the Buyer's identity as a legal entity separate from such Seller and any of its other Affiliates.

                  (s) YEAR 2000 READINESS. In addition to the matters covered in the letters attached as Exhibit F hereto, each Seller reasonably believes that all computer applications that are material to its business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before, on and after January 1, 2000 (that is, be "YEAR 2000 COMPLIANT"), except to the extent that a failure to do so could not reasonably be expected to have a Seller Material Adverse Effect.

                  (t) PAYMENTS TO THE APPLICABLE SELLER. With respect to each Receivable sold to the Buyer hereunder, the applicable Seller has received reasonably equivalent value from the Buyer in consideration for such Receivable and the Related Rights and services with respect thereto.

                  (u) CREDIT AND COLLECTION POLICY. With respect to each Receivable, such Seller has complied in all material respects with its Credit and Collection Policy, and no change has been made to such Credit and Collection Policy since the date of this Agreement which would be reasonably likely to materially and adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables except for such changes as to which each of the Co-Agents has given its prior written consent thereto (which consent shall not be unreasonably withheld or delayed).

                  (v) NOT AN INVESTMENT COMPANY. Such Seller is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended from time to time, or any successor statute.

                                  ARTICLE III.
                             CONDITIONS OF PURCHASES

         Section 3.1 CONDITIONS PRECEDENT TO INITIAL PURCHASE. The initial purchase from each Seller hereunder is subject to the conditions precedent that
(1) the Buyer shall have executed and delivered a Subordinated Note in favor of such Seller, and (2) the Buyer shall have received, on or before the Applicable Closing Date, the following, each (unless otherwise indicated) dated the Applicable Closing Date, and each in form, substance and date reasonably satisfactory to the Buyer and the Collateral Agent:

                  (a) A copy of the resolutions of such Seller's board of directors, board of managers, general partners or analogous Persons of such Seller approving the Transaction Documents to be delivered by it and the transactions contemplated hereby and thereby, certified by a Responsible Officer of such Seller;

                  (b) A good standing certificate for such Seller issued as of a recent date by the Secretary of State of the state of its state of formation;

                  (c) A certificate of a Responsible Officer of such Seller certifying the names and true signatures of the officers, partners, managers or members authorized on such Seller's behalf to sign the Transaction Documents to be delivered by it, on which certificate the Buyer and the Servicer (if the Servicer is not such Seller) may conclusively rely until such time as the Buyer and the Servicer shall receive from such Seller a revised certificate meeting the requirements of this subsection (c);

                  (d) Recently certified copies of such Seller's Governing Document;

                  (e) Copies of the proper financing statements (Form UCC-1) that have been duly executed by such Seller, naming such Seller as the debtor or seller, the Buyer as the purchaser or secured party, and the Collateral Agent as assignee of the Buyer, in each case, describing in reasonable detail the Receivables and the Related Rights to be sold by such Seller to the Buyer pursuant to this Agreement or other similar instruments or documents, as may be necessary under the UCC of all appropriate jurisdictions or any comparable law of all appropriate jurisdictions to perfect the Buyer's ownership interest in such Receivables and Related Rights;

                  (f) A written search report from a Person satisfactory to Servicer and the Collateral Agent listing all effective financing statements that name such Seller as debtor, seller or assignor and that are filed in the jurisdictions in which filings were made pursuant to the foregoing subsection (e), together with copies of such financing statements (none of which, except for those described in the foregoing subsection (e) shall cover any Receivable or any Related Right related to any Receivable) which is to be sold by such Seller to the Buyer hereunder, and tax and judgment lien search reports from a Person satisfactory to the Servicer and the Collateral Agent showing no evidence of such liens filed against such personal property;

                  (g) Evidence (i) of the execution and delivery by each of the parties thereto of each of the other Transaction Documents to be executed and delivered in connection herewith and (ii) that each of the conditions precedent to the execution, delivery and effectiveness of such other Transaction Documents has been satisfied to the Buyer's satisfaction;

                  (h) An opinion of such Seller's counsel covering the matters referenced in Exhibit 5.01(h) to the Credit and Security Agreement; and

                  (i) A certificate from an officer of such Seller to the effect that the Servicer and such Seller have placed on the most recent, and have taken all steps reasonably necessary to ensure that there shall be placed on subsequent, summary aged trial balance reports the following legend (or the substantive equivalent thereof):

                  "THE RECEIVABLES DESCRIBED HEREIN, TOGETHER WITH CERTAIN RELATED RIGHTS, HAVE BEEN SOLD TO INTERIM SERVICES RECEIVABLES CORP., WHO HAS GRANTED A SECURITY INTEREST THEREIN TO WACHOVIA BANK, N.A., AS COLLATERAL AGENT, FOR VARIOUS SECURED PARTIES."

         Section 3.2 CONDITIONS PRECEDENT TO ALL PURCHASES. Each purchase shall be subject to the further conditions precedent that:

                  (a) the applicable Seller's Sale Termination Date shall not have occurred;

                  (b) the Buyer (or its assigns) shall have received such other approvals, opinions or documents as it may reasonably request; and

                  (c) on the date of such purchase, each of the representations and warranties of such Seller set forth in ARTICLE II hereof are true and correct on and as of the date of such purchase (and after giving effect thereto) as though made on and as of such date.

         Section 3.3 REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each Seller, by accepting the Purchase Price related to each purchase of such Seller's Receivables and Related Rights, shall be deemed to have certified that the representations and warranties of such Seller contained in ARTICLE II are true and correct as to such Seller on and as of the day of such purchase, with the same effect as though made on and as of such day.

                                  ARTICLE IV.
                                    COVENANTS

         Section 4.1 AFFIRMATIVE COVENANTS OF THE SELLERS. From the Applicable Closing Date until the Final Payout Date, each Seller will, unless the Buyer and the Agents shall otherwise consent in writing:

                  (a) COMPLIANCE WITH LAWS, ETC. Comply in all material respects with all applicable laws, rules, regulations and orders, including those with respect to the Receivables generated by it and the Contracts and other agreements related thereto, except where the failure to do so could not reasonably be expected to have a Seller Material Adverse Effect.

                  (b) PRESERVATION OF CORPORATE EXISTENCE. Except as permitted by SECTION 4.3(f), preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its incorporation or formation, and qualify and remain qualified in good standing as a foreign corporation or limited liability company in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would have a Seller Material Adverse Effect.

                  (c) RECEIVABLES REVIEW. Each Seller will (i) at any time and from time to time upon not less than ten (10) Business Days' notice (unless an Event of Default has occurred and is continuing, in which case no such notice shall be required) during regular business hours, permit the Co-Agents or any of their agents or representatives: (A) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of such Seller relating to Receivables, including, without limitation, the related Contracts and/or Invoices and purchase orders and other agreements, and (B) to visit the offices and properties of such Seller for the purpose of examining such materials described in CLAUSE (i)(a) next above, and to discuss matters relating to Receivables or such Seller's performance hereunder with any of the officers or employees of such Seller having knowledge of such matters; and (ii) without limiting the provisions of CLAUSE (i) above, from time to time, at the expense of such Seller, permit the Parent's outside auditors (except as hereinafter provided) or other certified public accountants or auditors acceptable to the Co-Agents to conduct a review of such Seller's books and records with respect to the Receivables and Related Assets (each, a "REVIEW"); PROVIDED, HOWEVER, that, so long as no Event of Default has occurred and is continuing, the Sellers shall only be responsible for the costs and expenses of one such Review under this Section in any one calendar year except as provided in the next sentence. Notwithstanding the foregoing, if (1) any Seller requests the approval of a new Eligible Originator who is a Material Proposed Addition or (2) any Material Acquisition is consummated, the Sellers shall be responsible for the costs and expenses of one additional Review per proposed Material Proposed Addition or per Material Acquisition in the Contract Year in which such Material Proposed Addition is expected to occur or such Material Acquisition is expected to be consummated if such additional Review is requested by the Co-Agents. In the event that the Parent's outside auditors fail to perform any Review to the reasonable satisfaction of the Co-Agents, thereafter, the Co-Agents shall have the exclusive right to select the accountants or auditors who perform Reviews.

                  (d) KEEPING OF RECORDS AND BOOKS OF ACCOUNT. Maintain an ability to recreate in all material respects records evidencing the Receivables generated by such Seller in the event of the destruction of the originals thereof.

                  (e) PERFORMANCE AND COMPLIANCE WITH RECEIVABLES AND CONTRACTS. At its expense timely and fully perform and comply with all material provisions, covenants and other promises, if any, required to be observed by it under the Contracts and all purchase orders and other agreements related to the Receivables generated by such Seller.

                  (f) LOCATION OF RECORDS. Keep its principal place of business and chief executive office, and the offices where it keeps its Records (and all original documents relating thereto) at the address(es) referred to in Exhibit C hereto or to its Joinder Agreement, as applicable, or, upon 15 days' prior written notice to the Buyer and the Collateral Agent, at such other locations in jurisdictions where all actions necessary to maintain the perfection of the Buyer's ownership interest in such Seller's Receivables and Related Rights, and the Collateral Agent's security interest therein shall have been taken and completed.

                  (g) CREDIT AND COLLECTION POLICIES. Comply in all material respects with its Credit and Collection Policy in connection with the Receivables generated by such Seller and all Contracts and Invoices related thereto.

                  (h) SEPARATE CORPORATE EXISTENCE OF THE BUYER. Take such actions as shall be required in order to maintain the separate identity of the Buyer separate and apart from such Seller and its other Affiliates, including those actions set forth in Section 7.04 of the Credit and Security Agreement.

         Section 4.2 REPORTING REQUIREMENTS. From the date hereof until the Final Payout Date, each Seller will, unless the Buyer and the Agents shall otherwise consent in writing, furnish to the Buyer and the Agents:

                  (a) PROCEEDINGS. As soon as possible and in any event within ten (10) Business Days after a Responsible Officer of such Seller obtains knowledge thereof, written notice to the Buyer and the Agents of (i) all pending proceedings and investigations of the type described in Section 6.1(f) not previously disclosed to the Buyer and/or the Collateral Agent and (ii) any development that has occurred with respect to any previously disclosed proceedings and investigations which development would reasonably be expected to have a Seller Material Adverse Effect;

                  (b) CREDIT AND COLLECTION POLICY. Prior to its effective date, notice of any material change in the character of such Seller's business or in its Credit and Collection Policy; and

                  (c) OTHER. Promptly, from time to time, such other information, documents, records or reports respecting the Receivables originated by such Seller, the condition, operations, financial or otherwise, of such Seller or such Seller's performance hereunder that the Buyer or any of the Agents may from time to time reasonably request in order to protect the interests of the Buyer and the Collateral Agent, on behalf of the Secured Parties, under or as contemplated by the Transaction Documents.

         Section 4.3 NEGATIVE COVENANTS. From the date hereof until the Final Payout Date, each Seller agrees that, unless the Buyer and each of the Agents shall otherwise consent in writing, it shall not:

                  (a) SALES, LIENS, ETC. Except as otherwise provided herein or in any other Transaction Document, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to, any Receivable or related Contract or other Related Right, or any interest therein, or any Collections thereon, or assign any right to receive income in respect thereof.

                  (b) CHANGE IN CREDIT AND COLLECTION POLICY. Make or permit to be made any change in the character of its business or in its Credit and Collection Policy that would impair the collectibility of any significant portion of the Receivables or otherwise materially and adversely affect the interests or remedies of the Buyer under the Transaction Documents or that would have a Material Adverse Effect.

                  (c) RECEIVABLES NOT TO BE EVIDENCED BY PROMISSORY NOTES. Take any action to cause or permit any Receivable generated by it to become evidenced by any "instrument" (as defined in the applicable UCC), except in connection with the collection of overdue Receivables, PROVIDED that the original of any such instrument is delivered to the Collateral Agent, duly endorsed.

                  (d) NAME CHANGE, OFFICES AND RECORDS. Change its name, identity or corporate structure (within the meaning of SECTION 9-402(7) of any applicable enactment of the UCC) or relocate its chief executive office or any office where Records are kept unless it shall have: (i) given the Buyer (or its assigns) at least 15 days' prior written notice thereof and (ii) prior to the effectiveness of such change, delivered to the Buyer and the Collateral Agent all financing statements, instruments and other documents requested by the Buyer or the Collateral Agent in connection with such change or relocation.

                  (e) ACCOUNTING FOR PURCHASES. And will not permit any Affiliate to, account for or treat (whether in financial statements or otherwise) the transactions contemplated hereby in any manner other than the sale of the Receivables and the Related Rights by such Seller to the Buyer or in any other respect account for or treat the transactions contemplated hereby in any manner other than as a sale of the Receivables and the Related Rights by such Seller to the Buyer except to the extent that such transactions are not recognized on account of consolidated financial reporting in accordance with generally accepted accounting principles.

                  (f) MERGERS AND CONSOLIDATIONS. Liquidate or dissolve, consolidate with, or merge into or with, any other Person, except for:
         (i) mergers and consolidations of a Seller with one or more other Sellers, (ii) Permitted Restructurings, and (iii) other mergers or consolidations that do not constitute Material Acquisitions, PROVIDED THAT, in each of the foregoing cases:

                           (A) the Agents and the Buyer receive prior written
                  notice of such consolidation or merger, and the successor or surviving entity (if not a Seller) unconditionally assumes such Seller's (or Sellers') respective obligations under the Transaction Documents to which it is (or they are) a party immediately prior to giving effect to such consolidation or merger,

                           (B) all UCC financing statements necessary to
                  maintain the validity and perfection of the Buyer's ownership interest in the Receivables and Related Rights acquired or to be acquired from such Seller or Sellers under this Agreement, and the Collateral Agent's security interest therein on behalf of the Secured Parties, have been duly executed and filed in all necessary jurisdictions, and

                           (C) if the surviving entity in such transaction(s) is
                  not an existing Seller under this Agreement, all other documents required to be delivered in connection with a Joinder Agreement hereunder have been duly executed and delivered substantially contemporaneously with such transaction(s).

                                   ARTICLE V.
                          JOINDER OF ADDITIONAL SELLERS

          Section 5.1 ADDITION OF NEW SELLERS. From time to time upon not less than 60 days' prior written notice to the Buyer and the Agents (or such shorter period of time as the Agents may agree upon), the Parent may propose that one or more of its existing or hereafter acquired wholly-owned Subsidiaries become a Seller hereunder. No such addition shall become effective (a) if such addition constitutes a Material Proposed Addition, without the written consent of each of the Co-Agents but may become effective prior to such 60th day if the Co-Agents give their written consent more promptly and (b) unless all conditions precedent to such addition required by Section 5.2 below are satisfied prior to such date).

          Section 5.2 DOCUMENTATION. In the event that the Buyer and each of the Agents consents to the addition of a New Seller, such New Seller shall execute a Joinder Agreement and shall deliver each of the documents, certificates and opinions required to be delivered under Section 3.1 prior to such New Seller's Closing Date, together with such updated Schedules and Exhibits hereto as may be necessary to ensure that after giving effect to the addition of such New Seller, each of the representations and warranties of such New Seller under Article II hereof will be true and correct, and the Buyer will deliver a Subordinated Note to such New Seller.

                                  ARTICLE VI.
                      ADDITIONAL RIGHTS AND OBLIGATIONS IN
                           RESPECT OF THE RECEIVABLES

Section 6.1 RIGHTS OF THE BUYER. Each Seller hereby authorizes the Buyer and the Servicer (if other than such Seller) or their respective designees to take any and all steps in such Seller's name necessary or desirable, in their respective determination, to collect all amounts due under any and all Receivables, including, without limitation, endorsing such Seller's name on checks and other instruments representing Collections and enforcing such Receivables and the provisions of the related Invoices that concern payment and/or enforcement of rights to payment.

         Section 6.2 RESPONSIBILITIES OF THE SELLERS. Anything herein to the contrary notwithstanding:

                  (a) COLLECTION PROCEDURES. Each Seller agrees to direct all Obligors to make payments of such Seller's Receivables directly to a Lock-Box Account that is the subject of a Lock Box Agreement at a Lock-Box Bank. Each Seller further agrees to transfer any Collections (including any security deposits applied to the Unpaid Balance of any Receivable) that it receives on such Receivables directly to the Servicer (if other than such Seller) within two (2) Business Days of receipt thereof, and agrees that all such Collections shall be deemed to be received in trust for the Buyer; PROVIDED that, to the extent permitted pursuant to Section 1.3, each Seller may retain such Collections as a portion of the Purchase Price then payable to or apply such Collections to the reduction of the outstanding balance of its Subordinated Note.

                  (b) PERFORMANCE UNDER CONTRACT. Each Seller shall remain responsible for performing its obligations hereunder and under the Contracts applicable to such Seller, and the exercise by the Buyer or its designee of its rights hereunder shall not relieve any Seller from such obligations.

                  (c) POWER OF ATTORNEY. Each Seller hereby grants to the Servicer (if other than such Seller) an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of such Seller all steps necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by such Seller or transmitted or received by the Buyer (whether or not from such Seller) in connection with any Receivables generated by such Seller.

         Section 6.3 FURTHER ACTION EVIDENCING PURCHASES. Each Seller agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Buyer may reasonably request in order to perfect, protect or more fully evidence the Buyer's ownership the Receivables generated by such Seller (and the Related Rights) purchased by the Buyer hereunder, or to enable the Buyer to exercise or enforce any of its rights hereunder or under any other Transaction Document. Without limiting the generality of the foregoing, upon the request of the Buyer, each Seller will:

                  (a) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate; and

                  (b) mark the summary master control data processing records with the legend set forth in Section 3.1(i).

Each Seller hereby authorizes the Buyer or its designee to file one or more financing or continuation statements, and amendments thereto and assignment thereof, relative to all or any of the Receivables (and the Related Rights) now existing or hereafter sold by such Seller. If such Seller fails to perform any of its agreements or obligations under this Agreement, the Buyer or its designee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Buyer or its designee incurred in connection therewith shall be payable by such Seller.

         Section 6.4 APPLICATION OF COLLECTIONS. Any payment by an Obligor in respect of any indebtedness owed by it to any Seller in respect of any Contract shall, except as otherwise specified by such Obligor or otherwise required by contract or law, be applied FIRST, as a Collection of the Receivables of such Obligor owed to such Seller, in the order of the age of such Receivables, starting with the oldest of such Receivables, and SECOND, to any other indebtedness of such Obligor.

                                  ARTICLE VII.
                                 INDEMNIFICATION

         Section 7.1 Indemnities by the Sellers.

                  (a) GENERAL INDEMNITY. Without limiting any other rights which the Buyer may have hereunder or under applicable law, each of the Sellers agrees to indemnify the Buyer and its successors, transferees, participants and assigns and all officers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each, a "SELLER INDEMNIFIED PARTY"), forthwith on demand, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including attorneys' fees and disbursements (all of the foregoing being collectively referred to as "SELLER INDEMNIFIED AMOUNTS") awarded against or incurred by any of them arising out of or relating to the Transaction Documents and/or the Receivables and Related Rights sold by such Seller hereunder, EXCLUDING, HOWEVER, (a) Seller Indemnified Amounts to the extent determined by a court of competent jurisdiction to have resulted from bad faith, gross negligence or willful misconduct on the part of such Seller Indemnified Party or (b) recourse (except as otherwise specifically provided in this Agreement) for Seller Indemnified Amounts to the extent the same includes losses in respect of Receivables which are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor. Without limiting the foregoing, each of the Sellers shall indemnify each Seller Indemnified Party for Seller Indemnified Amounts arising out of or relating to:

                           (i) the creation of any Lien on, or transfer by such
                  Seller of any interest in, the Collateral other than the sale of Receivables and Related Rights pursuant hereto;

                           (ii) any representation or warranty made by such
                  Seller (or any of its officers) under or in connection with any Transaction Document, any Purchase Report or any other information or report delivered by or on behalf of such Seller pursuant hereto, which shall have been false, incorrect or misleading in any material respect when made or deemed made or delivered, as the case may be;

                           (iii) the failure by such Seller to comply with any
                  applicable law, rule or regulation with respect to any Receivable originated by it or the related Contract and/or Invoice, or the nonconformity of any such Receivable or the related Contract and/or Invoice with any such applicable law, rule or regulation;

                           (iv) the failure to vest and maintain vested in the
                  Buyer, a valid and perfected ownership interest in the Receivables originated by such Seller and the Related Rights, free and clear of any other Lien created by such Seller, now or at any time thereafter;

                           (v) the failure to file, or any delay in filing,
                  financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable sold by such Seller hereunder together with the Related Rights;

                           (vi) any dispute, claim, offset or defense (other
                  than discharge in bankruptcy) of the Obligor to the payment of any Receivable sold by such Seller hereunder (including, without limitation, a defense based on such Receivables or the related Contract and/or Invoice not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the services related to such Receivable or the furnishing or failure to furnish such services;

                           (vii) any Rebill or other matter described in SECTION
                  1.3;

                           (viii) any failure of such Seller, as seller,
                  Servicer, sub-servicer or otherwise, to perform its duties or obligations in accordance with the provisions of the Transaction Documents to which it is a party; or

                           (ix) any claim of breach by such Seller of any
                  related Contract and/or Invoice with respect to any Receivable;

                           (x) any failure of such Seller to be Year 2000
                  Compliant;

                           (xi) the commingling of Collections of Receivables at
                  any time with other funds;

                           (xii) any investigation, litigation or proceeding
                  related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby or thereby, the use of the proceeds of any purchase, or any other investigation, litigation or proceeding relating to such Seller in which any Seller Indemnified Party becomes involved as a result of any of the transactions contemplated hereby or thereby;

                           (xiii) any inability to litigate any claim against
                  any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

                           (xiv) the occurrence of any Event of Bankruptcy with
                  respect to such Seller; or

                           (xv) any loss incurred by the Buyer or any of its
                  Lenders as a result of the sale by such Seller of Receivables owing from any single Obligor and its Affiliated Obligors which causes the aggregate Unpaid Balance of all such Receivables acquired by the Buyer from all Sellers to exceed the applicable Obligor Concentration Limit.

In addition to the Parent's obligations under the foregoing indemnity with respect to itself as a Seller and the Receivables originated by it, the Parent hereby agrees to be jointly and severally liable with each other Seller for such other Seller's indemnity obligations set forth above.

         Section 7.2 CONTRIBUTION. If for any reason the indemnification provided above in SECTION 7.1 (and subject to the exceptions set forth therein) is unavailable to a Seller Indemnified Party or is insufficient to hold a Seller Indemnified Party harmless, then the applicable Seller(s) shall contribute to the amount paid or payable by such Seller Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Seller Indemnified Party on the one hand and the applicable Seller(s) on the other hand but also the relative fault of such Seller Indemnified Party as well as any other relevant equitable considerations.

                                  ARTICLE VIII.
                                  MISCELLANEOUS

         Section 8.1 Waivers and Amendments.

                  (a) The provisions of this Agreement may from time to time be amended, restated, otherwise modified or waived, if such amendment, modification or waiver is in writing and consented to by each Seller, the Buyer, the Agents and the Servicer (if the Servicer is not a Seller).

                  (b) No failure or delay on the part of the Buyer, the Servicer, any Seller or any third party beneficiary in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Buyer, the Servicer or any Seller in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Buyer or the Servicer under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

         Section 8.2 NOTICES, ETC. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by express mail or courier or by certified mail, postage-prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth on
Schedule 14.02 of the Credit and Security Agreement or, in the case of a New Seller, below its signature on its Joinder Agreement, or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (i) if personally delivered or sent by express mail or courier or if sent by certified mail, when received, and (ii) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

         Section 8.3 NO WAIVER; CUMULATIVE REMEDIES. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         Section 8.4 BINDING EFFECT; ASSIGNABILITY. This Agreement shall be binding upon and inure to the benefit of the Buyer, each Seller and its respective successors and permitted assigns. Except as permitted in Section 4.3(f), no Seller may assign its rights hereunder or any interest herein without the prior written consent of the Buyer and each of the Agents; subject to
Section 8.11, the Buyer may not assign its rights hereunder or any interest herein without the prior written consent of each of the Sellers and the Agents. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect as to each Seller until the date after such Seller's Sale Termination Date on which such Seller has received payment in full for all Receivables and Related Rights conveyed by it to the Buyer hereunder and shall have paid and performed all of its obligations hereunder in full. The rights and remedies with respect to any breach of any representation and warranty made by any Seller pursuant to Article II and the indemnification and payment provisions of Article VII and Section 8.6 shall be continuing and shall survive any termination of this Agreement.

         Section 8.5 GOVERNING LAW. THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE INTERESTS OF THE COMPANY IN THE RECEIVABLES OR RELATED RIGHTS IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         Section 8.6 COSTS, EXPENSES AND TAXES. In addition to the obligations of each Seller under Article VII, each of the Sellers agrees to pay on demand:

                  (a) all reasonable costs and expenses, including attorneys' fees, in connection with the enforcement against such Seller of this Agreement and the other Transaction Documents executed by such Seller; and

                  (b) all stamp and other similar taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other Transaction Documents, and agrees to indemnify each Seller Indemnified

         Party against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

         Section 8.7 SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY IRREVOCABLY (a) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN THE STATE OF NEW YORK, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY TRANSACTION DOCUMENT; (b) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR UNITED STATES FEDERAL COURT; (c) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING; (d) CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PERSON AT ITS ADDRESS SPECIFIED IN
SECTION 8.2; AND (e) TO THE EXTENT ALLOWED BY LAW, AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECTION 8.7 SHALL AFFECT BUYER'S RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING AGAINST ANY SELLER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

         Section 8.8 WAIVER OF JURY TRIAL. EACH PARTY HERETO EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR UNDER ANY AMENDMENT, INSTRUMENT, JOINDER AGREEMENT OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED BY IT OR ON ITS BEHALF IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         Section 8.9 CAPTIONS AND CROSS REFERENCES; INCORPORATION BY REFERENCE. The various captions (including, without limitation, the table of contents) in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to any underscored Section or Exhibit are to such Section or Exhibit of this Agreement, as the case may be. The Exhibits hereto are hereby incorporated by reference into and made a part of this Agreement.

         Section 8.10 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         Section 8.11 ACKNOWLEDGMENT AND AGREEMENT. By execution below, each Seller expressly acknowledges and agrees that all of the Buyer's rights, title, and interests in, to, and under this Agreement shall be pledged and/or collaterally assigned by the Buyer to the Collateral Agent for the benefit of the Secured Parties pursuant to the Credit and Security Agreement (and the Lenders may further assign such rights in accordance with the Credit and Security Agreement), and each Seller consents to such assignment. Each of the parties hereto acknowledges and agrees that the Agents and the Lenders are third party beneficiaries of the rights of the Buyer arising hereunder and under the other Transaction Documents to which any Seller is a party.

         Section 8.12 NO PROCEEDINGS. Each Seller agrees that it shall not institute against the Buyer, or join any other Person in instituting against the Buyer, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) as long as there shall not have elapsed one year plus one day after the Final Payout Date. The foregoing shall not limit any Seller's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than a Seller.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

                         INTERIM SERVICES INC.

                         By: /s/ Shannon C. Allen
                             --------------------------------------------------
                             Name:  Shannon C. Allen
                             Title: Vice President and Treasurer

                         INTERIM SERVICES ATLANTIC LLC

                         By: /s/ Shannon C. Allen
                             --------------------------------------------------
                             Name:  Shannon C. Allen
                             Title: Vice President and Treasurer

                         INTERIM SERVICES PACIFIC LLC

                         By: /s/ Shannon C. Allen
                             --------------------------------------------------
                             Name:  Shannon C. Allen
                             Title: Vice President and Treasurer

                         Interim Assessment Services Inc. (f/k/a HR Easy Inc.)

                         By: /s/ Shannon C. Allen
                             --------------------------------------------------
                             Name:  Shannon C. Allen
                             Title: Treasurer

                         SARATOGA INSTITUTE INC.


                         By: /s/ Shannon C. Allen
                             --------------------------------------------------
                             Name:  Shannon C. Allen
                             Title: Vice President and Treasurer


                         MICHAEL PAGE INTERNATIONAL INC.


                         By: /s/ Shannon C. Allen
                             --------------------------------------------------
                             Name:  Shannon C. Allen
                             Title: Vice President and Treasurer


                         INTERIM SERVICES RECEIVABLES CORP.


                         By: /s/ Shannon C. Allen
                             --------------------------------------------------
                             Name:  Shannon C. Allen
                             Title: Vice President and Treasurer

                                     ANNEX A

                                   DEFINITIONS

                  A. INCORPORATION OF CREDIT AND SECURITY AGREEMENT DEFINITIONS. Unless otherwise defined herein, terms that are capitalized and used throughout this Agreement are used as defined in the Credit and Security Agreement (hereinafter defined).

                  B. CERTAIN DEFINED TERMS. The following terms have the respective meanings indicated hereinbelow:

                  "ADDITIONAL RECEIVABLES" means, with respect to any Seller, all Receivables of such Seller arising after the close of such Seller's business on the Initial Cut-Off Date (in the case of each of the Original Sellers) or the applicable New Seller Cut-Off Date (in the case of any New Seller) through and including such Seller's Sale Termination Date.

                  "APPLICABLE CLOSING DATE" means (i) with respect to each of the Original Sellers, the Initial Closing Date, and (ii) with respect to each New Seller, its New Seller Closing Date.

                  "APPLICABLE CUT-OFF DATE" means (i) with respect to the Parent, Interim-Atlantic and Interim-Pacific, the Initial Cut-Off Date, (ii) with respect to each New Seller, its New Seller Cut-Off Date, and (iii) with respect to all Sellers, each Cut-Off Date after the applicable date in the preceding clause (i) or clause (ii).

                  "AVAILABLE FUNDS" means, on any date of determination, monies then held by or on behalf of the Buyer after deduction of (a) all Obligations, if any, that are due and owing under the Credit and Security Agreement, (b) all Servicer's Fees that are then due and owing, and (c) in the Buyer's discretion, the accrued and unpaid portion of all current expenses of the Buyer (whether or not then due and owing).

                  "BUYER" has the meaning set forth in the preamble.

                  "CREDIT AND SECURITY AGREEMENT" means that certain Credit and Security Agreement dated as of July 1, 1999, by and among the Buyer, as borrower, the Parent, as initial servicer, Blue Ridge Asset Funding Corporation, Falcon Asset Securitization Corporation, The First National Bank of Chicago, individually and as a Co-Agent, and Wachovia Bank, N.A., individually and as a Co-Agent and as Collateral Agent (as amended, supplemented, restated, joined or otherwise modified from time to time.

                  "DISCOUNT AMOUNT" means an amount calculated to provide the Buyer with a reasonable return on its investment in the Receivables after taking account its "EXPENSES" consisting of (i) the time value of money based upon the anticipated dates of collection of the Receivables and the cost to the Buyer of financing its investment in the Receivables during such period, including interest incurred, (ii) the risk of nonpayment by the Obligors, and (iii) the normal operating costs (including, without limitation, overhead and processing costs, if any) and the Servicer's Fee allocable to such period. Initially, the Discount Amount shall be calculated as






                                    Annex A-1
the product of (x) the Buyer's Expenses allocated to such period, and (y) 1.5. Each Seller and the Buyer may agree from time to time to change the Discount Amount based on changes in one or more of the items affecting the calculation thereof, PROVIDED THAT any change to the Discount Amount shall take effect as of the commencement of a Calculation Period, shall apply only prospectively and shall not affect the Purchase Price payment in respect of purchases which occurred during any Calculation Period ending prior to the Calculation Period during which such Seller and the Buyer agree to make such change.

                  "EQUITY INTEREST" means, with respect to any corporation, partnership, limited liability company, or business trust, each share of capital stock of any class, each general or limited partnership interest, each membership interest of any class, and each beneficial interest, as applicable, including, without limitation, each option, warrant or other right to purchase or acquire any of the foregoing and any debt instrument or other security which is convertible into any of the foregoing.

                  "GOVERNING DOCUMENTS" means, with respect to any Seller, (i) if such Seller is a corporation, its articles or certificate of incorporation, and by-laws, (ii) if such Seller is a partnership, its partnership agreement and, if applicable, its certificate of formation or analogous certificate in its jurisdiction of organization, and (iii) if such Seller is a limited liability company, its limited liability company or operating agreement, and, if applicable, its certificate of formation or analogous certificate in its jurisdiction of organization.

                  "INITIAL CLOSING DATE" means the date on which the initial Advance is made under the Credit and Security Agreement.

                  "INITIAL CUT-OFF DATE" means the Cut-Off Date immediately preceding the Initial Closing Date.

                  "INITIAL RECEIVABLES" means, with respect to any Seller, all Receivables of such Seller that existed and was owing to such Seller as of the close of such Seller's business on the Initial Cut-Off Date (in the case of each of the Original Sellers) or the applicable New Seller Cut-Off Date (in the case of any New Seller).

                  "INTERIM ASSESSMENT" has the meaning set forth in the preamble.

                  "INTERIM-ATLANTIC" has the meaning set forth in the preamble.

                  "INTERIM-PACIFIC" has the meaning set forth in the preamble.

                  "JOINDER AGREEMENT" has the meaning set forth in the preamble.

                  "MICHAEL PAGE" has the meaning set forth in the preamble.

                  "NEW SELLER" means any direct or indirect wholly-owned Subsidiary of the Parent that hereafter becomes a Seller under this Agreement by executing a Joinder Agreement and complying with the provisions of Article V hereof.





                                   Annex A-2

                  "NEW SELLER CLOSING DATE" means, as to any New Seller, the Business Day on which each of the conditions set forth in Article V has been satisfied.

                  "NEW SELLER CUT-OFF DATE" means, with respect to each New Seller, Cut-Off Date immediately preceding its New Seller Closing Date.

                  "ORIGINAL SELLERS" means the Parent, Interim-Atlantic, Interim-Pacific, Interim Assessment, Saratoga and Michael Page.

                  "PARENT" has the meaning set forth in the preamble.

                  "PURCHASE PRICE" means, with respect to any sale of Receivables on any date, the aggregate price to be paid by the Buyer to the applicable Seller for such Receivables and their Related Rights in accordance with SECTION 1.2 of this Agreement, which price shall equal (i) the Unpaid Balance of such Receivables as of the Applicable Cut-Off Date, MINUS (ii) the Discount Amount, MINUS (iii) any Purchase Price Credits to be credited against the Purchase Price otherwise payable in accordance with SECTION 1.3 of this Agreement.

                  "PURCHASE PRICE CREDIT" shall have the meaning provided in
SECTION 1.3 hereof.

                  "PURCHASE REPORT" shall have the meaning provided in SECTION 1.2(c) hereof.

                  "RELATED RIGHTS" means, collectively, with respect to any Seller's Receivables:

                  (i) all rights to, but not the obligations under, all Invoices and Related Security related to any of such Seller's Initial Receivables or Additional Receivables;

                  (ii) all monies due or to become due with respect to any of such Seller's Initial Receivables or Additional Receivables or its rights described in clause (i) above;

                  (iii) all books and records related to any of the foregoing (collectively, "Records");

                  (iv) all Lock-Box Accounts, all amounts on deposit therein and all related agreements between such Seller and its Lock-Box Banks, in each case, to the extent applicable to any of the foregoing or containing and of the items described in paragraph (v) below; and

                  (v) all Collections in respect of, and other proceeds (as defined in the UCC) of, the foregoing, including, without limitation, all funds which either are received by such Seller or by any of its Affiliates from or on behalf of the Obligors in payment of any amounts owed (including, without limitation, finance charges, interest and all other charges) in respect of Receivables, or are applied to such amounts owed by the Obligors (including without limitation, insurance payments, if any, that such Seller or any of its Affiliates or the Servicer (if such





                                   Annex A-3

         Seller or any of its Affiliates is not the Servicer) applies in the ordinary course of its business to amounts owed in respect of any of its Receivables and net proceeds of sale or other disposition of any collateral for such Receivables.

                  "RESPONSIBLE OFFICER" means: (a) with respect to Interim Services Inc., any of its Chairman/President/CEO, Executive Vice President/CFO, Vice President and Treasurer, Assistant Treasurer or Senior Vice President/Secretary, acting singly, (b) with respect to each of Interim Services Atlantic LLC and Interim Services Pacific LLC, any of its President/CEO, Executive Vice President/CFO, Vice President and Treasurer, Assistant Treasurer or Secretary, acting singly, (c) with respect to Interim Assessment Services Inc. (F/K/A HR Easy), any of its CEO, Executive Vice President, Treasurer or Secretary, acting singly, (d) with respect to Saratoga Institute, any of its Director, Executive Vice President/CFO, Vice President and Treasurer, Assistant Treasurer or Secretary, acting singly, (e) with respect to Michael Page International Inc., any of its Chairman, Executive Vice President/CFO, Vice President and Treasurer, Assistant Treasurer or Secretary, acting singly, and
(f) with respect to Interim Services Receivables Corp., any of its President, Executive Vice President/CFO, Vice President/Treasurer, Assistant Treasurer or Secretary, acting singly.

                  "SALE TERMINATION DATE" means, as to any Seller, the earliest to occur of the following:

                  (i) the date designated by such Seller to the Buyer upon not less than 10 Business Days' prior written notice,

                  (ii) the date on which an Event of Bankruptcy occurs with respect to such Seller;

                  (iii) the date on which such Seller is unable to satisfy the applicable conditions precedent to each purchase set forth in Article III hereof; and

                  (iv) the date on which a Change in Control occurs.

                  "SARATOGA" has the meaning set forth in the preamble.

                  "SELLER" means an Original Seller or a New Seller.

                  "SELLER INDEMNIFIED AMOUNTS" shall have the meaning provided in SECTION 7.1(a) hereof.

                  "SELLER INDEMNIFIED PARTY" shall have the meaning provided in
SECTION 7.1(a) hereof.













                                   Annex A-4

                  "SELLER MATERIAL ADVERSE EFFECT" means, with respect to any Seller, the occurrence of any of the following events or circumstances:

                  (i) a material adverse effect on the business, financial condition or results of operations of such Seller;

                  (ii) a material adverse effect on the ability of such Seller to perform its obligations under this Agreement or any other Transaction Document to which such Seller is a party;

                  (iii) a material adverse effect on the validity or enforceability of this Agreement or any other Transaction Document to which such Seller is a party, or the validity, enforceability or collectibility of a material portion of the Receivables sold by such Seller to the Buyer; or

                  (iv) a material adverse effect on the validity, perfection, priority or enforceability of the Buyer's title to the Receivables and Related Rights acquired by the Buyer from such Seller.

                  "SUBORDINATED LOAN" means a subordinated revolving loan from a Seller (including, without limitation, the Parent) to the Buyer which is evidenced by a Subordinated Note.

                  "SUBORDINATED NOTE" means a subordinated promissory note in the form of Exhibit B hereto issued by the Buyer to a Seller, as it may be amended, supplemented, endorsed or otherwise modified from time to time in substitution therefor or renewal thereof in accordance with the Transaction Documents.

                  "YEAR 2000 COMPLIANT" has the meaning set forth in SECTION 2.1(s).

THE FOREGOING DEFINITIONS SHALL BE EQUALLY APPLICABLE TO BOTH THE SINGULAR AND PLURAL FORMS OF THE DEFINED TERMS.

                  C. OTHER TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

                  D. COMPUTATION OF TIME PERIODS. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".










                                   Annex A-5